UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

FBL Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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For distribution to client/member-facing employees, including call center employees, to guide reactive discussions with client/members regarding the transaction.

PLEASE READ FIRST: GUIDELINES FOR USING THIS DOCUMENT

•	Below you will find a set of talking points and FAQs to guide you in responding to questions from client/members related to the announcement that FBPCIC and the Iowa Farm Bureau Federation will take FBL Financial Group private.

•	These talking points are for reactive use only in the event client/members ask questions about the announcement.

•	The objective of your conversations is to provide clear and consistent messages to client/members and emphasize that the announcement will not have any impact on their contracts or coverage.

•	It is critical that we speak with one voice. Please do not speculate, make assumptions, address rumors, or discuss any details not provided in this document.

•	If you are asked a question that is not covered in this document, please do not speculate or make up an answer. Instead, take note of the question and respond with the following:

“I am not sure how to answer your question, and I don’t want to provide any information that may not be accurate. I am happy to pass your question along and get back to you.”

•	Refer any questions that you are unable to answer to [NAME] at [EMAIL].

CALL CENTER TEAM TALKING POINTS

•	Thank you for your call.

•	As you’ve seen, we recently announced that Farm Bureau Property & Casualty Insurance Company (FBPCIC) will purchase all outstanding shares of FBL Financial Group Inc. stock that neither FBPCIC nor the Iowa Farm Bureau Federation (IFBF) already owns in a transaction that will result in FBL Financial Group becoming a private company.

•	FBL Financial Group is the parent company of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company and currently manages Farm Bureau Property & Casualty companies.

•	Importantly, this transaction will have no impact on your contracts or coverage, the products we offer, or the way we serve our client/members.

•	FBL Financial Group will continue to operate our core insurance companies and other subsidiaries as we have been doing, and your contract will continue to be with the same entity.

•	Your agent will not change as a result of this announcement.

•	Your needs remain our top priority and our commitment to serving our communities with quality financial products and superior service will not change.

•	If you have any further questions about this announcement or your specific contract or coverage, I would be glad to answer them now.

CLIENT/MEMBER FAQs

1.	What does this transaction mean for me?

•	This transaction will have no impact on the products we offer or the way we serve our client/members.
•	We will continue to operate our core insurance companies and other subsidiaries as we have been doing and our client/members’ contracts will remain with the same entities.
•	Our commitment to serving our communities with quality financial products and superior service will not change.

2.	Will my contract change?

•	This transaction has no impact on your current contract.
•	We will continue to operate our core insurance companies and other subsidiaries as we have been doing and our client/members’ contracts will continue to be with the same entities.

3.	Will my agent change?

•	No, your agent will not change.
•	We will continue to operate in the same way we do today.

4.	Who can I contact with additional questions?

•	If you have any questions about the announcement, please contact your agent.

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements.  Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder or regulatory approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; and the impact of the COVID-19 pandemic and any future pandemics. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this communication speak only as of the date of this communication and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, FBL Financial Group will file with the SEC a proxy statement on Schedule 14A and will file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

Participants in the Solicitation

FBL Financial Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding FBL Financial Group’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in FBL Financial Group’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended. A more complete description will be available in FBL Financial Group’s proxy statement on Schedule 14A (when available). You may obtain free copies of these documents as described in the preceding paragraph.